ALPS ETF TRUST

ALPS EMERGING SECTOR DIVIDEND DOGS ETF

SUPPLEMENT DATED MARCH 21, 2014

TO THE PROSPECTUS AND THE SUMMARY PROSPECTUS FEBRUARY 12, 2014

Effective immediately, the information below replaces the second paragraph of the section titled “Principal Investment Strategies” in the Summary Prospectus and the summary section of the Prospectus:

The Index generally consists of 50 stocks on each annual reconstitution date, which is the third Friday of December each year.  The Index’s stocks must be constituents of the S-Network Emerging Markets universe, which includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as Upper Middle Income. The Index may include former Comecon (Council for Mutual Economic Assistance, a former economic organization led by the Soviet Union that comprised Eastern Bloc countries and other socialist states elsewhere in the world) countries classified by the World Bank as High Income, and certain Lower Middle Income countries may also be included.  Stocks from countries that do not have stock exchanges or open stock exchange structures (i.e. those that offer transparent price discovery mechanisms, impose no investment restrictions, impose no foreign exchange restrictions, permit unrestricted foreign investment or are subject to regulatory oversight) will be excluded.  The World Bank’s methodology for identifying Upper Middle Income Countries is based on the country’s gross national income (GNI) per capita.  The selection criteria for the universe also includes requirements for sector inclusion, primary exchange listing, minimum market capitalization, average daily trading volume and other factors.

The Index methodology selects the five stocks in each of the ten GICS sectors that make up the S-Network Emerging Markets which offer the highest dividend yields as of the last trading day in November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price.  The eligible stocks selected for inclusion in the Index are equally weighted.  If there are less than five eligible securities represented in any sector, then the Index will include only those securities that qualify. Country representation is capped at five eligible securities.  The Index is rebalanced quarterly.

Also, effective immediately, the information below replaces the section titled “Index Description” of the Prospectus:

Index Description

The Index methodology selects the five stocks in each of the ten GICS sectors that make up the S-Network Emerging Markets which offer the highest dividend yields as of the last trading day in November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted.

The Index, like the S-Network Emerging Markets, is divided into ten GICS sectors:

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Energy

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Materials

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Industrials

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Consumer Discretionary

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Consumer Staples

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Health Care

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Financials

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Information Technology

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Telecommunications

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Utilities

The S-Network Emerging Markets universe includes stocks whose domicile and primary exchange listings are in countries in identified by the World Bank as Upper Middle Income.  The Index may include former Comecon (Council for Mutual Economic Assistance, a former economic organization led by the Soviet Union that comprised Eastern Bloc countries and other socialist states elsewhere in the world) countries classified by the World Bank as High Income, and certain Lower Middle Income countries may also be included.  Stocks from countries that do not have stock exchanges or open stock exchange structures (i.e., those that offer transparent price discovery mechanisms, impose no investment restrictions, impose no foreign exchange restrictions, permit unrestricted foreign investment or are subject to regulatory oversight) will be excluded.  The World Bank’s methodology for identifying Upper Middle Income Countries is based on the country’s gross national income (GNI) per capita.  The universe is screened to eliminate stocks that have less than $1 million (USD) per day in average daily trading volume.  The selection criteria for the S-Network Emerging Markets also includes requirements for sector inclusion, primary exchange listing, minimum market capitalization, average daily trading volume and other factors.  At the time of selection for the Index, all constituents of the Index must be constituents of the S-Network Emerging Markets.

Individual securities to be included in the Index are selected based on a ranking system within each sector that selects five stocks in each sector with the highest dividend yield as of the last trading day in November.  Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price (special dividends are not included).  All stocks selected for inclusion in the Index are then equally weighted.  If there are less than five eligible securities represented in any sector, then the Index will include only those securities that qualify. Country representation is capped at five eligible securities.  The Index is rebalanced quarterly.

Additions and deletions to the Index are made 1) at the close of trading on the annual reconstitution date, which is the third Friday of December of each year, and 2) in the event of the deletion of a constituent stock due to a corporate action.  When a stock is deleted, a replacement will be added on the next quarterly rebalancing date.

Deletions to the Index are made at any time, in the event a stock is liquidated, de-listed, files for bankruptcy, is acquired, merges with another stock, or if, in the opinion of the Index Provider,  the stock represents excessive risk due to pending regulatory or similar legal action. Upon deletion, the weight of the removed stock is reallocated proportionately to the remaining constituents of the Index.  Additions are made only upon the effective date of the quarterly rebalancing.

The Index was developed by S-Network Global Indexes LLC (the “Index Provider”), and its publication began on January 20, 2014.  Standard & Poor’s serves as calculation agent.  Index values are distributed via the Chicago Mercantile Exchange throughout the day, between the hours of 7:00 p.m. and 4:30 p.m. Eastern time the following day, at 15 second intervals under the symbol “EDOGX.”